Exhibit 26-(r): Powers of Attorney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant, Security Life Separate Account L1 of Security Life of Denver Insurance Company, has duly caused this Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and in the State of Connecticut on the 13th day of July, 2004.

SECURITY LIFE SEPARATE ACCOUNT L1
(Registrant)

	By:	SECURITY LIFE OF DENVER INSURANCE COMPANY
(Depositor)

	By:	/s/ Mark A. Tullis
Mark A. Tullis
President (principal executive officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints J. Neil McMurdie, such person's true and lawful attorney and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign for such person and in such person's name and capacity indicated below any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney to any and all amendments (pre-effective and post-effective amendments).

Signature	Title	Date

/s/ Mark A. Tullis	President	June 21, 2004
Mark A. Tullis	(principal executive officer)

/s/ Keith Gubbay	Director	June 25, 2004
Keith Gubbay

/s/ Thomas J. McInerney	Director	June 17, 2004
Thomas J. McInerney

/s/ Kathleen A. Murphy	Director	June 21, 2004
Kathleen A. Murphy

/s/ Jacques de Vaucleroy	Director	June 21, 2004
Jacques de Vaucleroy

/s/ David A. Wheat	Director, Senior Vice President and Chief Financial Officer	July 2, 2004
David A. Wheat	(principal financial officer)

/s/ Roger W. Fisher	Vice President and Chief Accounting Officer	June 29, 2004
Roger W. Fisher	(principal accounting officer)

By:	/s/ J. Neil McMurdie
J. Neil McMurdie
*Attorney-in-Fact